UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-09913	74-1891727
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 524-9000

No change since last report
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Regulation FD Disclosure.

On May 16, 2011, Kinetic Concepts, Inc. (“KCI”) issued a press release announcing that its Board of Directors has determined that it will amend KCI’s Fifth Amended and Restated By-Laws prior to its 2012 annual shareholder meeting to declassify the Board of Directors.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Kinetic Concepts, Inc., dated May 16, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
DATE: May 17, 2011	BY:	/S/ Martin J. Landon
Martin J. Landon
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Kinetic Concepts, Inc., dated May 16, 2011.